                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of report: May 10, 1999
                        (Date of earliest event reported)


                                 NSC CORPORATION
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                    018597               31-1295113
(State or other Jurisdiction       (Commission          (IRS Employer
     of Incorporation)             file number)      Identification Number)


   49 DANTON DRIVE, METHUEN, MA                             01844
(Address of Principal Executive Offices)                  (ZIP code)


                                  978-557-7300
               Registrant's telephone number, including area code



                                       N/A
        (Former Name or Former Address, if Changed Since Last Report)

Item 5.   OTHER EVENTS

         On May 11, 1999, NSC Corporation (the "Company") issued a press release announcing that it entered into Amendment No. 1 to Agreement and Plan of Merger, dated as of May 10, 1999 ("Amendment No. 1"), with NSC Holdings, Inc., a Delaware Corporation ("Holdings"), NSC Acquisition, Inc., a Delaware corporation and a wholly owned subsidiary of Holdings ("Merger Subsidiary"), and Waste Management Inc., a Delaware corporation ("Waste Management"). Neither Holdings nor Merger Subsidiary has any prior affiliation with the Company. Amendment No. 1 amends the existing Agreement and Plan of Merger, dated as of February 12, 1999 (as amended by Amendment No. 1, the "Merger Agreement"), among Holdings, Merger Subsidiary, Waste Management and the Company. Pursuant to Amendment No. 1, among other things, upon effectiveness of the merger of Merger Subsidiary with and into the Company, each outstanding share of common stock, par value $.01, of the Company, other than shares held by the Company and as to which appraisal rights have been duly asserted and perfected under the General Corporation Law of the State of Delaware, will be converted into the right to receive $1.25 in cash, without interest, rather than $1.12 per share in cash, without interest, as had been previously announced.

         The Company has terminated discussions with the investor group which, as previously announced, had offered to acquire the Company for $1.25 per share.

         Amendment No. 1 and the press release are filed as exhibits hereto and are incorporated herein by reference. The description of Amendment No. 1 set forth above does not purport to be complete and is qualified in its entirety by reference to the provisions of such agreement.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

                  2.1 Amendment No. 1 to Agreement and Plan of Merger, dated as of May 10, 1999, by and among NSC Holdings, Inc., NSC Acquisition, Inc., Waste Management Inc., and NSC Corporation.

                  99.1 Text of Press Release, dated May 11, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NSC CORPORATION


Date:  May 11, 1999                 By: /s/ Efstathios A. Kouninis
                                        ----------------------------------------
                                        Efstathios A. Kouninis
                                        Vice President of Finance, Corporate
                                        Controller, Treasurer and Secretary

                                INDEX TO EXHIBITS


         Exhibit                    Description of Exhibit
         -------                    ----------------------

         2.1 Amendment No. 1 to Agreement and Plan of Merger, dated as of May 10, 1999, by and among NSC Holdings, Inc., NSC Acquisition, Inc., Waste Management Inc., and NSC Corporation.

         99.1                       Text of Press Release, dated May 11, 1999.